SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                     CUNNINGHAM GRAPHICS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in Its Charter)

             New Jersey                                  22-3561164
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

629 Grove Street, Jersey City, New Jersey                        07310
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(Address of Principal Executive Offices)                      (Zip Code)

If   this   form   relates   to  the     If   this   form   relates   to  the
registration    of   a   class    of     registration    of   a   class    of
securities pursuant to Section 12(b)     securities pursuant to Section 12(g)
of the Exchange Act and is effective     of the Exchange Act and is effective
pursuant to General  Instruction  A.     pursuant to General  Instruction  A.
(c), please check the following box.[ ]  (d), please check the following box.[X]

Securities  Act  registration  statement  file  number  to which  this form
 relates:   333-46541
         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                 Name of Each Exchange on Which
     to be so Registered                 Each Class is to be Registered

--------------------------------------   ---------------------------------------
          NONE.
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Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, no par value per share

--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The securities to be registered hereunder are common stock, no par value per share (the "Common Stock") of Cunningham Graphics International, Inc. (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Capital Stock," contained in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, as amended (the "Registration Statement") (File No. 333-46541) initially filed with the Securities and Exchange Commission on February 19, 1998 under the Securities Act of 1933, as amended. Such description, and as it may be subsequently amended, is incorporated herein by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934, as amended (the "Act").

ITEM 2.  EXHIBITS.

         The following exhibits are filed as part of the Registration Statement:

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

                  1.       Certificate  of   Incorporation  of  the  Registrant,
                           incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

                  2.       By-Laws  of the  Registrant,  incorporated  herein by
                           reference   to  Exhibit   3.2  to  the   Registration
                           Statement.

                  3. Specimen of certificate evidencing Registrant's Common Stock, no par value, incorporated herein by reference to Exhibit 4.2 to the Registration Statement.

                  4.       1998  Stock  Option  Plan,   incorporated  herein  by
                           reference  to  Exhibit   10.1  to  the   Registration
                           Statement.

                  5.       Directors' Stock Option Plan,  incorporated herein by
                           reference  to  Exhibit   10.2  to  the   Registration
                           Statement.


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



                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              CUNNINGHAM GRAPHICS INTERNATIONAL, INC.

                              By:
                                 /s/  Michael R. Cunningham
                                 -----------------------------------------------
                                 Michael R. Cunningham
                                 Chairman, President and Chief Executive Officer

Dated:  April 13, 1998


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




         INDEX TO EXHIBITS

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

                  1.       Certificate  of   Incorporation  of  the  Registrant,
                           incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

                  2.       By-Laws  of the  Registrant,  incorporated  herein by
                           reference   to  Exhibit   3.2  to  the   Registration
                           Statement.

                  3. Specimen of certificate evidencing Registrant's Common Stock, no par value, incorporated herein by reference to Exhibit 4.2 to the Registration Statement.

                  4.       1998  Stock  Option  Plan,   incorporated  herein  by
                           reference  to  Exhibit   10.1  to  the   Registration
                           Statement.

                  5.       Directors' Stock Option Plan,  incorporated herein by
                           reference  to  Exhibit   10.2  to  the   Registration
                           Statement.


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